bank leumi USA

                                                              December 15, 2000


Elk Associates Funding Corporation ("Borrower)
747 Third Avenue
New York, NY 10017

Attn:  Mr. Gary Granoff, President


Dear Mr. Granoff:

     Reference is made to promissory note dated December 15, 2000 in the principal amount of $8,000,000.

     You have agreed that for good and valuable consideration including, but not limited to the extension and increase of credit accommodations to Borrower, in the amount of $8,000,000, that letter agreement dated January 20, 1998 shall continue to be in full force and effect with respect to credit accommodations now or in the future outstanding to Borrower.

     You have agreed that the first paragraph of such letter is modified to provide as follows:

     "In order to induce you to make and/or continue loans for the account of the undersigned pursuant to Promissory Note (Grid) dated December 15, 2000, as such note is hereafter modified, extended, renewed or replaced with other notes, the Borrower will, and will cause each affiliate and subsidiary (to the extent applicable) to:".

                      562 Fifth Avenue, New York, NY 10036
         Commercial Banking o Private Banking o International Banking o
              A Member of the Worldwide Bank Leumi le-Israel Group

Elk Associates Funding Corporation
Page 2
December 15, 2000


     Please confirm you agreement to the foregoing by signing and returning a copy of this letter to the undersigned.



                                         Very truly yours,

                                         BANK LEUMI USA


                                         By:  /s/ Iris Schechter
                                            ------------------------------------
                                             Iris Schechter, Vice President


                                         By:  /s/ Fran Davis
                                            ------------------------------------
                                             Fran Davis, Vice President

Consented and Agreed to:

ELK ASSOCIATES FUNDING CORPORATION


By:  /s/ Sylvia M. Mullens, V.P.
   --------------------------------------
    Sylvia M. Mullens, Vice President


By:  /s/ Margaret Chance
   --------------------------------------
    Margaret Chance, Secretary

"THIS NOTE SUPERSEDES AND REPLACES THAT CERTAIN PROMISSORY NOTE
(GRID) DATED OCTOBER 10, 2000 IN THE ORIGINAL PRINCIPAL AMOUNT OF
$8,000,000.00."

                             PROMISSORY NOTE (GRID)



New York, N.Y. DECEMBER 15, 2000                                      $8,000,000

     For Value Received, ELK ASSOCIATES FUNDING CORP. promises to pay to the order of BANK LEUMI USA (the "Bank"), at its offices at 579 Fifth Avenue, New York, New York, the principal sum of Eight Million Dollars ("Maximum Principal Amount") or, if less, the aggregate unpaid principal sum of all loans made by the Bank, in its sole discretion, to the maker of this Note from time to time. The principal sum of each such loan shall be payable February 1, 2001.

     Within the limits of the Maximum Principal Amount, the maker may borrow, prepay, and reborrow in the manner provided herein.

     Each loan shall bear interest (from the date of such loan), at the option of the maker, at a rate per annum which shall be equal to (a) the rate of interest designated by the Bank, and in effect from time to time, as its "Reference Rate" minus 1/2% per annum, adjusted when said Reference Rate changes (the maker acknowledges that the Reference Rate may not necessarily represent the lowest rate of interest charged by the Bank to customers) or (b) 1 1/2% per annum above the Libor Rate (Reserve Adjusted)* for a one, two or three month term, as elected by the maker and calculated by the Bank, in the manner hereinafter provided, but in no event in excess


--------

* "Libor Rate" means, relative to any Interest Period (hereinafter defined) for loans made pursuant to this Note and which bear interest at the "Libor Rate (Reserve Adjusted)", the rate of interest per annum determined by the Bank to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the amount of the loan to be made or continued hereunder by the Bank and having a maturity comparable to such Interest Period would be offered to the Bank in the London Interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

     "Libor Reserve Percentage" means, relative to any Interest Period for loans hereunder, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to the
     Bank) under the regulations issued from time to time by the Federal Reserve System Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as a "Eurocurrency Liabilities" in Regulation D of the Federal Reserve System Board).

     "Libor Rate (Reserve Adjusted)" means, relative to any loan to be made or continued hereunder for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/16th of 1%) determined by the Bank as follows:

              Libor Rate           =                 Libor Rate
                                           ------------------------------
          (Reserve Adjusted)               1.00 - Libor Reserve Percentage
of the maximum rate permitted by applicable law; provided, that in the event the Bank shall have determined that by reason of circumstances affecting the Libor Rate (Reserve Adjusted) adequate and reasonable means do not exist for ascertaining the Libor Rate (Reserve Adjusted) for any Interest Period, the applicable rate of interest during such Interest Period shall be equal to its Reference Rate minus 1/2% per annum adjusted when said Reference Rate changes, but in no event in excess of the maximum rate permitted by law; further provided that if, at the end of any Interest Period, the maker has failed to timely notify the Bank of its election of the choice of interest rate for or length of the next Interest Period, then the interest rate in effect thereafter shall be at the Libor Rate (Reserve Adjusted) plus 1 1/2% per annum for an Interest Period the length of which shall be the same length as the immediately preceding Interest Period unless such Interest Period would end after the stated maturity date of this Note, in which case the Interest Period shall be of a duration equal  to the  next  longest  Interest  Period  which  would  end  prior to such scheduled maturity date, provided further that no Libor Rate (Reserve Adjusted)-based loan shall be made less than one month before the stated maturity date of this Note, or after the occurrence and continuance of an Event of Default or an event which, upon notice, passage of time or both would constitute an Event of Default. Interest hereunder shall be payable on the last day of each Interest Period and at maturity (whether by acceleration or otherwise). The term "Interest Period" as used in this Note shall mean a period of one, two or three month(s), as elected by the maker by written or facsimile notice to the Bank given not later than 12:00 noon three Business Days prior to the commencement of an Interest Period. No Interest Period shall extend beyond the stated maturity date of this Note. The initial Interest Period for this Note shall begin on the day of the initial draw down under the Note, and each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period. The Bank shall give notice to the maker of the interest rate determined for each Interest Period as provided herein, and such notice shall be conclusive and binding upon the maker for all purposes absent manifest error. The maker shall pay to the Bank to compensate it for any loss, cost or expense that the Bank determines is attributable to any prepayment of a loan made by the Bank to the maker using the Libor Rate (Reserve Adjusted). Such compensation shall include an amount equal to the excess (if any) of (i) the amount of interest that otherwise would have accrued on the principal amount so prepaid for the period from the date of such prepayment to the last day of the then current Interest Period for such loan at the applicable rate of interest for such loan provided herein over (ii) the amount of interest that otherwise would have accrued to such principal amount at a rate per annum equal to the interest component of the amount the Bank would have bid in The London Interbank market for dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by the Bank). The term "Business Day" shall mean any day of the year on which the Bank is open for business (as required or permitted by law or otherwise) and on which dealings in the U.S. dollar deposits are carried on in London, England.

     If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for the Bank to make Libor Rate (Reserve Adjusted)-based loans, or to maintain interest rates based on Libor, then in the former event, any obligation of the Bank contained herein or in any agreement of the Bank to make available such unlawful Libor Rate

(Reserve Adjusted)-based loans shall immediately be cancelled, and in the latter event, any such unlawful Libor Rate (Reserve Adjusted)-based loans then outstanding shall be converted, at the Bank's option, so that interest on the outstanding principal balance subject hereto is determined in relation to the Reference Rate as hereinabove provided; provided however, that if any such Change in Law shall permit any Libor Rate (Reserve Adjusted)-based loans to remain in effect until the expiration of the Interest Period applicable thereto, then such permitted Libor Rate (Reserve Adjusted)-based loans shall continue in effect until the expiration of such Interest Period. Upon the occurrence of any of the foregoing events, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any fines, fees, charges, penalties or other costs incurred or payable by the Bank as a result thereof and which are attributable to any Libor Rate (Reserve Adjusted) options made available to maker hereunder, and any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

     If any Change in Law or compliance by the Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

     (A) subject the Bank to any tax, duty or other charge with respect to any Libor Rate (Reserve Adjusted) options, or change the basis of taxation of payments to the Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of the Bank); or

     (B) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of the Bank; or

     (C)  impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Bank of making, renewing or maintaining any Libor Rate (Reserve Adjusted)-based loan hereunder and/or to reduce any amount receivable by the Bank in connection therewith, then in any such case, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any additional costs incurred by the Bank and/or reductions received by the Bank which are attributable to such Libor Rate (Reserve Adjusted)-based loan. In determining which costs incurred by the Bank and/or reductions in amounts received by the Bank are attributable to any Libor Rate (Reserve Adjusted)-based loan made to maker hereunder, any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

     The Bank is hereby authorized to enter on the schedule attached hereto the amount of each loan and each payment of principal thereon, without any further authorization on the part of the maker or any endorser or guarantor of this Note, but the Bank's failure to make such entry shall not limit or otherwise affect the obligations of the maker or any endorser or guarantor of this Note. In the event that any Liabilities (as hereinafter defined) of maker to the Bank are due at any time that the Bank receives a payment from maker on account of this Note or any such other Liabilities of maker, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from maker to the contrary.

     The maker and each endorser and guarantor of this Note acknowledge and agree that the use of this form of Note is for their convenience, and there is no obligation on the part of the Bank to make loans to the maker whatsoever.

     Interest shall be computed on the basis of a 360-day year.

     Each maker or endorser authorizes (but shall not require) the Bank to debit any account maintained by the maker or endorser with the Bank, at any date on which the payment of principal or of interest on any of the Liabilities is due, in an amount equal to any unpaid portion of such payment. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities becomes due on a day on which the Bank's offices are closed (as required or permitted by law or otherwise), such payment shall be made on the next succeeding business day, and such extension shall be included in computing interest in connection with such payment. All payments by any maker or endorser of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

     All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank or holder hereof as security for any and all Liabilities. The term "Property" shall mean the balance of every deposit account of the maker with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the maker, whether now existing or hereafter arising, and all other personal property of the maker (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the maker (or any partnership or other group of which the maker is a member) to
(a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the maker or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the maker as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

     Upon the happening, with respect to any maker, endorser or guarantor of this Note or any assets of any such maker, endorser or guarantor, of any of the following events (each an "Event of Default"): death of the maker, endorser or guarantor or any member of the maker, endorser or guarantor (if a partnership); the failure to furnish the Bank with any requested information or failing to permit inspection of books or records by the Bank or any of its agents; the making of any misrepresentation to the Bank in obtaining credit for any of them; dissolution (if a corporation or partnership); the making of a mortgage or pledge; the commencement of a foreclosure proceeding; default in the payment of principal or interest on this Note or in the payment of any other obligation of any said maker, endorser or guarantor held by the Bank or holder hereof or in the performance or observance of any covenant or agreement contained in the instrument evidencing such obligation; default in the payment of principal of or interest on any indebtedness for borrowed money owed to any other person or entity (including any such indebtedness in the nature of a lease) or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any hoder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof); a change in the financial condition or affairs of any of them which in the opinion of the Bank or subsequent holder hereof materially reduces his, their or its ability to pay all of his their or its obligations; the suspension of business; the making of an assignment for the benefit of creditors, or appointment of a trustee, receiver or liquidator for the maker, endorser or guarantor or for any of his, its or their property, or the commencement of any proceedings by the maker, endorser or guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if the maker, endorser or guarantor is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of the maker, endorser or guarantor, as the case may be, and such proceedings shall continue undischarged for a period of 30 days; the sending of notice of an intended bulk sale; the entry of judgments or any attachment, levy or execution against any of his, their or its properties shall not be released, discharged dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or levy, as the case may be; or the issuance of a warrant of distraint or assertion of a lien for unpaid taxes, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the makers and endorsers hereof to the Bank or holder hereof, whether due or not due and whether direct or contingent and however evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice. After this Note becomes due, at stated maturity or on acceleration, any unpaid balance hereof shall bear interest from the date it becomes due until paid at a rate per annum 3% above the rate borne by this Note when it becomes due or, if such rate shall not be lawful with respect to the undersigned, then at the highest lawful rate. The liability of any party to commercial paper held by the Bank or holder hereof, other than the makers and endorsers hereof, shall remain unaffected hereby and such parties shall remain liable thereon in accordance with the original tenor thereof. Each maker and endorser agrees that if an attorney is retained to enforce or collect this Note or any other obligations by reason of non-payment of this Note when due or made due hereunder, a reasonable attorneys' fee shall be paid in addition, which fees shall be computed as follows:

15% of the principal, interest and all other sums due and owing to the payee or holder or the reasonable value of the attorneys' services, whichever is greater.

     This Note shall be governed by the laws of the State of New York and shall be binding upon the maker and each endorser and the maker's and each endorser's heirs, administrators, successors and assigns. The maker and each endorser hereby irrevocably consent to the jurisdiction of any New York State or Federal court located in New York City over any action or proceeding arising out of any dispute between the maker and each endorser and the Bank, and the maker further irrevocably consents to the service of process in any such action or proceeding by the mailing of a copy of such process to the maker at the address set forth below. In the event of litigation between the Bank and the maker over any matter connected with this Note or resulting from the transactions hereunder, the right to a trial by jury is hereby waived by the Bank and the maker. The maker also waives the right to interpose any set-off or counterclaim of any nature. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     The rights and remedies of the Bank provided for hereunder (including but not limited to the right to accelerate Liabilities of maker and to realize on any security for any such Liabilities) are cumulative with the rights and remedies of the Bank available under any other instrument or agreement or under applicable law.

     The undersigned, if more than one, shall be jointly and severally liable hereunder.

                                       ELK ASSOCIATES FUNDING CORPORATION


                                       By:  /s/ Sylvia M. Mullens, V.P.
                                          -------------------------------------
                                           Sylvia M. Mullens, Vice President


                                       By:  /s/ Margaret Chance
                                          -------------------------------------
                                           Margaret Chance, Secretary

                                       (Address)

                                                747 Third Avenue
                                                New York, New York 10017

VALUE RECEIVED
bank leumi USA


                                                  October 10, 2000


Elk Associates Funding Corporation ("Borrower)
747 Third Avenue
New York, NY 10017

Attn:  Mr. Gary Granoff, President


Dear Mr. Granoff:

     Reference is made to promissory note dated October 10, 2000 in the principal amount of $8,000,000.

     You have agreed that for good and valuable consideration including, but not limited to the extension and increase of credit accommodations to Borrower, in the amount of $8,000,000, that letter agreement dated January 20, 1998 shall continue to be in full force and effect with respect to credit accommodations now or in the future outstanding to Borrower.

     You have agreed that the first paragraph of such letter is modified to provide as follows:

     "In order to induce you to make and/or continue loans for the account of the undersigned pursuant to Promissory Note (Grid) dated October 10, 2000, as such note is hereafter modified, extended, renewed or replaced with other notes, the Borrower will, and will cause each affiliate and subsidiary (to the extent applicable) to:".

                      562 Fifth Avenue, New York, NY 10036
         Commercial Banking o Private Banking o International Bankingo
              A Member of the Worldwide Bank Leumi le-Israel Group

Elk Associates Funding Corporation
Page 2
October 10, 2000


     Please confirm you agreement to the foregoing by signing and returning a copy of this letter to the undersigned.



                                             Very truly yours,

                                             BANK LEUMI USA


                                             By:  /s/ Iris Schechter
                                                --------------------------------
                                                 Iris Schechter, Vice President


                                             By:  /s/ Fran Davis
                                                --------------------------------
                                                 Fran Davis, Vice President

Consented and Agreed to:

ELK ASSOCIATES FUNDING CORPORATION

By:  /s/ Gary Granoff
   ----------------------------
    Gary Granoff, President


By:  /s/ Margaret Chance
   ----------------------------
    Margaret Chance, Secretary

"THIS NOTE SUPERSEDES AND REPLACES THAT CERTAIN PROMISSORY NOTE
(GRID) DATED MAY 8, 2000 IN THE ORIGINAL PRINCIPAL AMOUNT OF
$8,000,000.00."

                             PROMISSORY NOTE (GRID)


New York, N.Y. OCTOBER 10, 2000                                       $8,000,000

     For Value Received, ELK ASSOCIATES FUNDING CORP. promises to pay to the order of BANK LEUMI USA (the "Bank"), at its offices at 579 Fifth Avenue, New York, New York, the principal sum of Eight Million Dollars ("Maximum Principal Amount") or, if less, the aggregate unpaid principal sum of all loans made by the Bank, in its sole discretion, to the maker of this Note from time to time. The principal sum of each such loan shall be payable February 1, 2001.

     Within the limits of the Maximum Principal Amount, the maker may borrow, prepay, and reborrow in the manner provided herein.

     Each loan shall bear interest (from the date of such loan), at the option of the maker, at a rate per annum which shall be equal to (a) the rate of interest designated by the Bank, and in effect from time to time, as its "Reference Rate" minus 1/2% per annum, adjusted when said Reference Rate changes (the maker acknowledges that the Reference Rate may not necessarily represent the lowest rate of interest charged by the Bank to customers) or (b) 1 1/2% per annum above the Libor Rate (Reserve Adjusted)** for a one, two or three month term, as elected by the maker and calculated by the Bank, in the manner hereinafter provided, but in no event in excess

--------
** "Libor Rate" means, relative to any Interest Period (hereinafter defined) for loans made pursuant to this Note and which bear interest at the "Libor Rate (Reserve Adjusted)", the rate of interest per annum determined by the Bank to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the amount of the loan to be made or continued hereunder by the Bank and having a maturity comparable to such Interest Period would be offered to the Bank in the London Interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

     "Libor Reserve Percentage" means, relative to any Interest Period for loans hereunder, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to the
     Bank) under the regulations issued from time to time by the Federal Reserve System Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as a "Eurocurrency Liabilities" in Regulation D of the Federal Reserve System Board).

     "Libor Rate (Reserve Adjusted)" means, relative to any loan to be made or continued hereunder for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/16th of 1%) determined by the Bank as follows:

              Libor Rate          =                Libor Rate
                                         ------------------------------
          (Reserve Adjusted)             1.00 - Libor Reserve Percentage
of the maximum rate permitted by applicable law; provided, that in the event the Bank shall have determined that by reason of circumstances affecting the Libor Rate (Reserve Adjusted) adequate and reasonable means do not exist for ascertaining the Libor Rate (Reserve Adjusted) for any Interest Period, the applicable rate of interest during such Interest Period shall be equal to its Reference Rate minus 1/2% per annum adjusted when said Reference Rate changes, but in no event in excess of the maximum rate permitted by law; further provided that if, at the end of any Interest Period, the maker has failed to timely notify the Bank of its election of the choice of interest rate for or length of the next Interest Period, then the interest rate in effect thereafter shall be at the Libor Rate (Reserve Adjusted) plus 1 1/2% per annum for an Interest Period the length of which shall be the same length as the immediately preceding Interest Period unless such Interest Period would end after the stated maturity date of this Note, in which case the Interest Period shall be of a duration equal  to the  next  longest  Interest  Period  which  would  end  prior to such scheduled maturity date, provided further that no Libor Rate (Reserve Adjusted)-based loan shall be made less than one month before the stated maturity date of this Note, or after the occurrence and continuance of an Event of Default or an event which, upon notice, passage of time or both would constitute an Event of Default. Interest hereunder shall be payable on the last day of each Interest Period and at maturity (whether by acceleration or otherwise). The term "Interest Period" as used in this Note shall mean a period of one, two or three month(s), as elected by the maker by written or facsimile notice to the Bank given not later than 12:00 noon three Business Days prior to the commencement of an Interest Period. No Interest Period shall extend beyond the stated maturity date of this Note. The initial Interest Period for this Note shall begin on the day of the initial draw down under the Note, and each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period. The Bank shall give notice to the maker of the interest rate determined for each Interest Period as provided herein, and such notice shall be conclusive and binding upon the maker for all purposes absent manifest error. The maker shall pay to the Bank to compensate it for any loss, cost or expense that the Bank determines is attributable to any prepayment of a loan made by the Bank to the maker using the Libor Rate (Reserve Adjusted). Such compensation shall include an amount equal to the excess (if any) of (i) the amount of interest that otherwise would have accrued on the principal amount so prepaid for the period from the date of such prepayment to the last day of the then current Interest Period for such loan at the applicable rate of interest for such loan provided herein over (ii) the amount of interest that otherwise would have accrued to such principal amount at a rate per annum equal to the interest component of the amount the Bank would have bid in The London Interbank market for dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by the Bank). The term "Business Day" shall mean any day of the year on which the Bank is open for business (as required or permitted by law or otherwise) and on which dealings in the U.S. dollar deposits are carried on in London, England.

     If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for the Bank to make Libor Rate (Reserve Adjusted)-based loans, or to maintain interest rates based on Libor, then in the former event, any obligation of the Bank contained herein or in any agreement of the Bank to make available such unlawful Libor Rate

(Reserve Adjusted)-based loans shall immediately be cancelled, and in the latter event, any such unlawful Libor Rate (Reserve Adjusted)-based loans then outstanding shall be converted, at the Bank's option, so that interest on the outstanding principal balance subject hereto is determined in relation to the Reference Rate as hereinabove provided; provided however, that if any such Change in Law shall permit any Libor Rate (Reserve Adjusted)-based loans to remain in effect until the expiration of the Interest Period applicable thereto, then such permitted Libor Rate (Reserve Adjusted)-based loans shall continue in effect until the expiration of such Interest Period. Upon the occurrence of any of the foregoing events, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any fines, fees, charges, penalties or other costs incurred or payable by the Bank as a result thereof and which are attributable to any Libor Rate (Reserve Adjusted) options made available to maker hereunder, and any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

     If any Change in Law or compliance by the Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

     (A) subject the Bank to any tax, duty or other charge with respect to any Libor Rate (Reserve Adjusted) options, or change the basis of taxation of payments to the Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of the Bank); or

     (B) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of the Bank; or

     (C)  impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Bank of making, renewing or maintaining any Libor Rate (Reserve Adjusted)-based loan hereunder and/or to reduce any amount receivable by the Bank in connection therewith, then in any such case, maker shall pay to the Bank immediately upon demand such amounts as may be necessary to compensate the Bank for any additional costs incurred by the Bank and/or reductions received by the Bank which are attributable to such Libor Rate (Reserve Adjusted)-based loan. In determining which costs incurred by the Bank and/or reductions in amounts received by the Bank are attributable to any Libor Rate (Reserve Adjusted)-based loan made to maker hereunder, any reasonable allocation made by the Bank among its operations shall be conclusive and binding upon maker.

     The Bank is hereby authorized to enter on the schedule attached hereto the amount of each loan and each payment of principal thereon, without any further authorization on the part of the maker or any endorser or guarantor of this Note, but the Bank's failure to make such entry shall not limit or otherwise affect the obligations of the maker or any endorser or guarantor of this Note. In the event that any Liabilities (as hereinafter defined) of maker to the Bank are due at any time that the Bank receives a payment from maker on account of this Note or any such other Liabilities of maker, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from maker to the contrary.

     The maker and each endorser and guarantor of this Note acknowledge and agree that the use of this form of Note is for their convenience, and there is no obligation on the part of the Bank to make loans to the maker whatsoever.

     Interest shall be computed on the basis of a 360-day year.

     Each maker or endorser authorizes (but shall not require) the Bank to debit any account maintained by the maker or endorser with the Bank, at any date on which the payment of principal or of interest on any of the Liabilities is due, in an amount equal to any unpaid portion of such payment. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities becomes due on a day on which the Bank's offices are closed (as required or permitted by law or otherwise), such payment shall be made on the next succeeding business day, and such extension shall be included in computing interest in connection with such payment. All payments by any maker or endorser of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

     All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank or holder hereof as security for any and all Liabilities. The term "Property" shall mean the balance of every deposit account of the maker with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the maker, whether now existing or hereafter arising, and all other personal property of the maker (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the maker (or any partnership or other group of which the maker is a member) to
(a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the maker or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the maker as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

     Upon the happening, with respect to any maker, endorser or guarantor of this Note or any assets of any such maker, endorser or guarantor, of any of the following events (each an "Event of Default"): death of the maker, endorser or guarantor or any member of the maker, endorser or guarantor (if a partnership); the failure to furnish the Bank with any requested information or failing to permit inspection of books or records by the Bank or any of its agents; the making of any misrepresentation to the Bank in obtaining credit for any of them; dissolution (if a corporation or partnership); the making of a mortgage or pledge; the commencement of a foreclosure proceeding; default in the payment of principal or interest on this Note or in the payment of any other obligation of any said maker, endorser or guarantor held by the Bank or holder hereof or in the performance or observance of any covenant or agreement contained in the instrument evidencing such obligation; default in the payment of principal of or interest on any indebtedness for borrowed money owed to any other person or entity (including any such indebtedness in the nature of a lease) or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any hoder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof); a change in the financial condition or affairs of any of them which in the opinion of the Bank or subsequent holder hereof materially reduces his, their or its ability to pay all of his their or its obligations; the suspension of business; the making of an assignment for the benefit of creditors, or appointment of a trustee, receiver or liquidator for the maker, endorser or guarantor or for any of his, its or their property, or the commencement of any proceedings by the maker, endorser or guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if the maker, endorser or guarantor is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of the maker, endorser or guarantor, as the case may be, and such proceedings shall continue undischarged for a period of 30 days; the sending of notice of an intended bulk sale; the entry of judgments or any attachment, levy or execution against any of his, their or its properties shall not be released, discharged dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or levy, as the case may be; or the issuance of a warrant of distraint or assertion of a lien for unpaid taxes, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the makers and endorsers hereof to the Bank or holder hereof, whether due or not due and whether direct or contingent and however evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice. After this Note becomes due, at stated maturity or on acceleration, any unpaid balance hereof shall bear interest from the date it becomes due until paid at a rate per annum 3% above the rate borne by this Note when it becomes due or, if such rate shall not be lawful with respect to the undersigned, then at the highest lawful rate. The liability of any party to commercial paper held by the Bank or holder hereof, other than the makers and endorsers hereof, shall remain unaffected hereby and such parties shall remain liable thereon in accordance with the original tenor thereof. Each maker and endorser agrees that if an attorney is retained to enforce or collect this Note or any other obligations by reason of non-payment of this Note when due or made due hereunder, a reasonable attorneys' fee shall be paid in addition, which fees shall be computed as follows:

15% of the principal, interest and all other sums due and owing to the payee or holder or the reasonable value of the attorneys' services, whichever is greater.

     This Note shall be governed by the laws of the State of New York and shall be binding upon the maker and each endorser and the maker's and each endorser's heirs, administrators, successors and assigns. The maker and each endorser hereby irrevocably consent to the jurisdiction of any New York State or Federal court located in New York City over any action or proceeding arising out of any dispute between the maker and each endorser and the Bank, and the maker further irrevocably consents to the service of process in any such action or proceeding by the mailing of a copy of such process to the maker at the address set forth below. In the event of litigation between the Bank and the maker over any matter connected with this Note or resulting from the transactions hereunder, the right to a trial by jury is hereby waived by the Bank and the maker. The maker also waives the right to interpose any set-off or counterclaim of any nature. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     The rights and remedies of the Bank provided for hereunder (including but not limited to the right to accelerate Liabilities of maker and to realize on any security for any such Liabilities) are cumulative with the rights and remedies of the Bank available under any other instrument or agreement or under applicable law.

     The undersigned, if more than one, shall be jointly and severally liable hereunder.

                                           ELK ASSOCIATES FUNDING CORPORATION


                                           By:  /s/ Gary Granoff
                                              ----------------------------------
                                               Gary Granoff, President


                                           By:  /s/ Margaret Chance
                                              ----------------------------------
                                               Margaret Chance, Secretary

                                           (Address)

                                                    747 Third Avenue
                                                    New York, New York 10017

VALUE RECEIVED